ASIA HOUSE FUNDS

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997












INVESTMENT ADVISER:
Asia House Investments, Inc.
Shand Morahan Plaza, Suite 307-B
1007 Church Street
Evanston, IL 60201
(847) 733-2200





                               PRESIDENT'S LETTER


Dear Valued Shareholder,                                          August 8, 1997

As you are probably aware, South East Asia, excluding Hong Kong, had a very difficult first half of 1997. The main culprit was Thailand, whose economic fortunes have been badly mismanaged, and its pall has spread to its neighboring ASEAN countries. THE ASEAN REGION OVERALL FELL ABOUT 12% IN US$ TERMS IN THE FIRST HALF OF 1997. Meanwhile, Japan regained its losses from the first quarter and ended up slightly higher in US$ terms than where it started the year. Korea stabilized and was also up slightly during the half after a horrendous 1996, and finally the Hong Kong transfer became reality (perhaps not truly yet however!).

Unannualized total return to June 30, 1997
                  Far East Growth  MSCI ACFEF *   ASEAN Growth  MSCI ACFEF-exJ**
 6 Months             -1.35%         +6.97%          -10.20%          1.21%
12 Months             +3.08%         -6.09%           -8.42%          2.03%
Since Inception      + 3.19%         +0.01%          -12.78%         8.43 %

*   Morgan Stanley AC Far East Free index
** Morgan Stanley AC Far East Free ex-Japan index

The under performance of the ASEAN Growth Fund was primarily in the second quarter, when Hong Kong, which is the largest portion of the comparison MSCI index, continued to rally strongly, while ASEAN plummeted. Since inception, Hong Kong is up over 30%, while most SE Asian markets are down significantly. On a more optimistic note, MICROPAL, THE AUTHORITY IN FUNDS LAUNCHED OUTSIDE OF THE US, RANKED THE ASEAN GROWTH FUND AS THE NUMBER ONE ASEAN FUND IN THE WORLD (OUT OF 20 OPEN ENDED FUNDS) FOR THE YEAR THROUGH APRIL 30TH, 1997.

The Far East Growth Fund under performed its index in the second quarter as Japan rallied, but its longer term out performance remains intact. Through May 31, 1997 (the latest data available to us), it RANKED #4 OF 24 OF "DIVERSIFIED PACIFIC" FUNDS FOR THE PAST TWELVE MONTHS, #13 OF 21 FOR THE 3 YEAR PERIOD AND #4 OF 20 SINCE INCEPTION.

OUTLOOK FOR THE SECOND HALF
While none of Thailand's neighbors have quite the problems that Thailand does, there are a few similarities and a "competitive devaluation" trend has developed. This trend, which we believe has mostly run its course, begins when one country lowers the value of its currency, and its neighbors, fearing a loss of export competitiveness, also allow the currency market to depreciate their currencies. Trouble would really begin if Thailand's currency is forced down again, the neighbors follow and a spiral begins; but, while Thailand may have further troubles, it is highly unlikely that its neighbors will see much further currency trouble. MOST IMPORTANTLY, WE




ANTICIPATED CURRENCY WEAKNESS NOT ONLY IN THAILAND, BUT ALSO IN THE PHILIPPINES AND INDONESIA AND HEDGED OUR CURRENCY EXPOSURE QUITE SUCCESSFULLY. WE HAVE NOW A LARGE CASH POSITION IN BOTH FUNDS DUE TO OUR FEAR OF THE SHORT TERM IMPACT OF CURRENCY PROBLEMS ON THE REGION'S STOCK MARKETS, BUT ONCE THE CURRENCIES SETTLE DOWN, WE EXPECT TO INVEST MORE IN EQUITIES.

JAPAN
-----
Meanwhile, Japan, to our surprise, has managed to regain some strength. Its stock market improved in lock-step with its currency. The Yen bottomed at 126 to the US$ in early May as the trend in trade surpluses began to accelerate. Japan's financial year ends in March and many Japanese exporting companies produced solid results during May, which also helped the market. Despite the currency strengthening to Y115:US$, electronics stocks have continued strong, partially due to the rally in US electronic stocks. Auto stocks, however, corrected along with the currency.

Domestically oriented stocks, even banks, also began to rally as the economy seemed to expand. Much of this expansion, however, occurred in the first quarter, as consumers rushed to purchase houses, cars and other expensive items prior to the sales tax increase from 3% to 5%. The March economic data was released in May, which, despite the obvious slowdown that would occur (and has), encouraged some investors. Furthermore, the Japanese Government encouraged the national pension funds to buy stocks while the foreigners were underweight and in many cases short-selling the market, so foreigners, especially index funds and what we call "closet indexers," came rushing in with no concern for fundamentals.

Fortunately, several of our stocks performed quite well. The remaining consumer finance holding, Shinki (on 15 times 97 earnings estimates), appreciated nearly 30%, and although Honda declined 10%, we sold Suzuki at a profit when the Yen strengthened. In US$ terms the returns were higher by nearly 10%. We also added a convertible bond of Ito En, a large and stable producer of beverages. This bond gives us good downside protection as well as upside potential as the premium is very low. We shall, however, remain underweight in Japan, as valuations are mostly too high for our discipline and we are entering fund raising season, where a massive amount of issuances sap buying power. Furthermore, we expect a final round of bankruptcies in the construction sector. Already the convertible bonds of several of the largest contractors are plummeting with yields above 20%. Fujita, Haseko, Aoki and Sato Kogyo owe nearly $5 billion each to banks with nearly $2 billion more in bonds combined and a large amount of off-balance sheet guarantees. During the bubble, contractors would often guarantee the debt of a real estate developer so that a bank would feel safe lending for the construction. Banks have kept most of the troubled contractors afloat since the bubble, but the recent jettison of one of the worst offenders, Tokai Kogyo with its $5 billion of bank debt, is the beginning of the end for many others. There are a few other skeletons in the retail sector, most likely Yaohan and perhaps the $10BB Daiei chain, but after that, most of the major problems will be behind Japan.





KOREA
-----
We continue to avoid Korea. The Far East Growth Fund did make some profits by buying stocks when the foreign limit was raised and subsequently selling them at a premium, but this was very short term in nature. Political scandals have expanded with the indictment of President Kim's son and the economy still is not improving much. Many large companies have been allowed to go bankrupt and this is greatly eroding confidence in the banking system and overall economy. Prices of semiconductors, steel and plastic rebounded somewhat in the second quarter, but most analysts expect this to be reversed in the second half as large amounts of capacity come onstream in Asia. The Northern situation could implode any day with massive numbers of refugees and large economic burdens placed upon the South, which would likely make the currency fall sharply. One cannot feel anything else than sadly conflicted when seeing the poor children of North Korea.

THAILAND
--------
Our funds were not unscathed by the meltdown. Good stocks were sold along with the bad as the whole economy seemed to be in despair. After several months of trying to solve the problems, the Government decided in early July to devalue their currency. The years of large trade deficits and a loss in confidence in the financial system due to bad loans to the property sector and cyclical industries finally came back to haunt the country. Many finance companies have been shut down and more are likely to follow. The Government is hoping that the lower currency will allow exports to grow quickly, but interest rates will need to remain high for a few months to prevent further attacks on the currency and corporate profits will sink as much of the debt is in US$, which will now cost more to service in Baht. The equities we still own are less than 2% of assets while the Union Asia Finance convertible still yields 15% despite being an affiliate of Bangkok Bank, one of the largest and soundest banks in Asia. The Government has begun to cut back on all state spending and hopefully will conform to IMF guidelines by stopping support of failing heavy industries and loss making companies. The stock market rallied sharply after the devaluation, but only made up what it lost in the currency.

MALAYSIA
--------
Although the market p/e ratio has now fallen below 20 times, there remain only a few stocks which sell in the single digits or even in the low teens. Technology Resource Industries, a large cellular phone network company stock continues to be sold down despite good earnings growth, while our other two single digit multiple stocks also faired poorly and have been subsequently sold. Overall the economy seems due for a slow period as it adjusts to a new competitive environment and since many of the listed companies are in the consumer and property sectors, we cannot expect solid performance.

GREATER CHINA: THE PRC, HONG KONG AND TAIWAN
--------------------------------------------
We believe the entire Greater China region will suffer when confidence in Hong Kong declines and we have no weightings in any of these countries. A good summary of our view on Hong Kong is in the June issue of MUTUAL FUNDS MAGAZINE.








INDONESIA
---------
We continue to be optimistic about this market, although recent currency troubles will shave some earnings growth off of our estimates. Many of the larger Indonesian companies borrow heavily in US$ and although some of them have large US$ revenues, translation losses and higher interest expenses are inevitable. Inflation and interest rates, which had declined sharply, may turn upwards, but not alarmingly so. KOMATSU INDONESIA -the subsidiary of the Japanese construction equipment giant-- has performed well. The stock is up nearly 200% SO FAR THIS YEAR and yet due to good earnings announcements (FIRST QUARTER PROFITS WERE UP 25%) THE COMPANY REMAINS ON A P/E OF 11.5 TIMES OUR 1997 ESTIMATES OF 25%+ EARNINGS GROWTH. The stock is now covered by several brokers and liquidity has greatly increased, but we have slightly reduced our position just because it had become so large.

THE PHILIPPINES
---------------
This country has been hurt most by Thailand's problems partly because they are close competitors and partly because investors became more cautious on the more aggressive Asian growth stories. However, there are no signs that foreign investment is slowing and export growth is still strong. Imports of machinery for factories are still high and funds from overseas workers and corporations are covering much of the financial gap. There remain concerns about the commercial and luxury residential real estate sectors, but our exposure to the Philippines is concentrated in low p/e companies in the utility, cement, consumption and consumer electronics areas. We have reduced our positions in a few stocks, but retain our interest in the country due to the relatively high earnings growth.

SINGAPORE
---------
Overall, Singapore is still worried that it is losing competitiveness. Its main exports are electronic products made by multinational corporations which can relatively easily move their production to other countries. The higher the cost of living, the more wages cost and since housing is a large part of the cost of living, the Government wants housing prices to stabilize, if not fall. This caused most property stocks (an important sector in the market) to be mixed during the period. Overall, the market fell 10% in the first half led by Singapore Telecom, which forms a large portion of the stock index, falling 20% as long-distance price wars continued.

As we are clearly bears on Hong Kong, we tend to be positive on the outlook for Singaporean property. Singapore has become the Switzerland of Asia for ethnic Chinese as it is the only majority Chinese populated country outside of Greater China. It has an extremely sound banking system, a solid currency and it consistently records large trade surpluses. Real estate is expensive there, but much lower than in Hong Kong. Many Hong Kong residents have Singaporean passports and many more will want such when China exercises its dominance over Hong Kong. Also many corporations have already shifted their regional headquarters out of HK to Singapore and more should do so as Singapore is the true hub of South East Asia.









The overall market is rather expensive on more than 17 times earnings with 1997 EPS growth of 8%, but we hold a few stocks that either have a high yield or low p/e and have exposure to the potential dramatic increase in property prices there when Hong Kong falters. We believe we will have a window of opportunity to buy more property stocks when this occurs.

SUMMARY
-------
While the prospects for Asian markets are somewhat mixed, we are satisfied with most of our holdings and confident in our "value+growth" stock picking methods. Although we raised our cash weightings in May and June, we expect to invest more in equities once the impact of the currency crisis in ASEAN settles down. We anticipate the strongest countries in the region will be Indonesia, Singapore and the Philippines.

We would like to thank you for your support of Asia House and hope that you will continue investing with us. Asia will undoubtedly be an economic powerhouse in the coming century and as our new company logo depicts, we hope to be your "Gateway to the Asian Century."


Sincerely,

/s/ John F. Vail
---------------------
John F. Vail
President, Asia House Investments Inc.











                    ASIA HOUSE FUNDS -- FAR EAST GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 1997
                                   (UNAUDITED)








                                                                              Par/Share                    Percent of
Description                                                                    Amount      Market Value    Net Assets
------------------------------------------------------------------------------------------------------------------------------------
STOCKS AND EQUIVALENTS

INDONESIA
Pt Komatsu Indonesia (Foreign)...................................................137,500     $  214,888
Pt Panin Bank (Foreign) Rights *..................................................48,000          7,896
Pt Panin Bank (Foreign)...........................................................96,000         63,171
                                                                                                -------
                                                                                                285,955     15.5%
                                                                                                -------

JAPAN
Honda Motor Co Ltd.................................................................2,000         60,325
Okinawa Electric Power...............................................................808         16,106
Shinki Co Ltd......................................................................3,360         83,427
Yurtec Corp........................................................................3,000         34,884
                                                                                                -------
                                                                                                194,742     10.5%
                                                                                                -------
PHILIPPINES
Alaska Milk Corporation..........................................................560,000         54,140
Alson's Cement Corp...............................................................87,500         13,104
First Philippine Holdings Class B..................................................8,750         12,109
Solid Group Inc..................................................................188,000         30,649
                                                                                                -------
                                                                                                110,002      6.0%
                                                                                                -------
SINGAPORE
Noble Group Ltd *.................................................................20,000         15,600
Singapore Land Warrants *........................................................320,000          1,119
United Overseas Land Ltd..........................................................35,000         47,473
Van Der Horst Ltd.................................................................12,000         22,065
                                                                                                 ------
                                                                                                 86,257      4.7%
                                                                                                 ------
MALAYSIA
Technology Resources Industries...................................................20,000         34,381
Westmont Inds Berhad..............................................................40,000         38,342
                                                                                                 ------
                                                                                                 72,723      3.9%
                                                                                                 ------
THAILAND
Crown Seal Co. Ltd (Local).........................................................8,200          3,952
Crown Seal Ltd (Foreign)..........................................................28,300         13,639
Hua Thai Manufacturing Ltd (Foreign)...............................................2,000          3,534
                                                                                                 ------
                                                                                                 21,125      1.1%
                                                                                                -----------------
TOTAL STOCKS AND EQUIVALENTS (Cost $812,411)                                                    770,804     41.7%
                                                                                                -----------------

CORPORATE CONVERTIBLE DEBT

JAPAN
Ito En, Ltd..............................................0.250%   10/31/98 CHF  250,000         183,207      9.9%
                                                                                                -------

THAILAND
Union Asia Finance Public Company .......................3.375%   12/22/03  $   125,000         54,062        2.9%
                                                                                              --------------------

TOTAL  CORPORATE CONVERTIBLE DEBT (Cost $254,534)                                             $237,269       12.8%
                                                                                              --------------------


              See accompanying notes to the financial statements.
1




                    ASIA HOUSE FUNDS -- FAR EAST GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                          JUNE 30, 1997 -- (CONTINUED)
                                   (UNAUDITED)



                                                                                  Par                          Percent of
Description                                                                      Amount      Market Value    Net Assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
Prudential-Bache  Repurchase  Agreement,  dated 06/30/97,  due 07/01/97,  with a maturity value of $616,123 and an effective yield of 5.27%,  collateralized by a
Federal  National  Mortgage  Association  Obligation,  with a rate of 6.012%,  a maturity date of 01/01/34, and
a market value of $628,355  (at cost)                                            $ 616,033    $  616,033      33.3%
                                                                                              ---------------------
TOTAL INVESTMENTS (Cost $1,682,978)**                                                          1,624,106      87.8%

Excess of Other Assets over Liabilities                                                          223,890      12.2%
                                                                                              ---------------------

NET ASSETS                                                                                    $1,847,996     100.0%
                                                                                              =====================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

The principal amount of each debt security is stated in the currency in which the security is denominated.

CHF    Swiss Franc


*            Non-income producing security.
** The aggregate identified cost for federal income tax purposes is $1,682,978 resulting in gross unrealized appreciation and depreciation of $184,654 and $243,526 respectively, and net unrealized depreciation of $58,872.



                        At June 30, 1997, industry sector diversification of the Fund's Portfolio of Investments, excluding short-term investments, was as follows:

                                                                   PERCENTAGE OF
                         INDUSTRY SECTOR                             NET ASSETS

                         Food and Beverage                               12.8%
                         Heavy Machinery                                 11.6
                         Financial Services                               7.4
                         Banking                                          3.8
                         Commercial Service                               3.7
                         Automotive                                       3.3
                         Real Estate                                      2.6
                         Textiles                                         2.3
                         Mining                                           2.1
                         Computers and Information                        1.7
                         Packaging                                        1.0
                         Utilities                                        0.9
                         Industrial                                       0.7
                         Conglomerates                                    0.6
                                                                     =========
                                                                         54.5%
                                                                     =========





              See accompanying notes to the financial statements.
                                                                               2






ASIA HOUSE FUNDS
FAR EAST GROWTH FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
JUNE 30, 1997 (UNAUDITED)



FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL



                               Contracts to Deliver
                               --------------------
     Expiration                        Local                    Value in           In Exchange           Net Unrealized
        Date                         Currency                      USD               For USD             (Depreciation)
---------------------     -------------------------------- --------------------  -----------------       ----------------

      8/28/97                 IDR             584,139,500              240,237            234,500      $          (5,737)
      8/25/97                 PHP               3,687,750              139,767            137,500                 (2,267)
      7/14/97                 THB               3,917,250              157,300            150,000                 (7,300)

                                                                                                         ================
Net unrealized depreciation of forward foreign exchange contracts                                      $         (15,304)
                                                                                                         ================



  -----------------------------------------------------------------------------
                             GLOSSARY OF CURRENCIES

                             IDR - Indonesia Rupiah
                             PHP - Philippine Peso
                             THB - Thai Baht
                             USD - United States Dollar

  -----------------------------------------------------------------------------


              See accompanying notes to the financial statements.
3






                      ASIA HOUSE FUNDS - ASEAN GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 1997
                                   (UNAUDITED)


                                                                                Par/Share                            Percent of
Description                                                                      Amount           Market Value       Net Assets
------------------------------------------------------------------------------------------------------------------------------------
STOCKS AND EQUIVALENTS

INDONESIA
Pt Argha Karya Prima Industry (Foreign)...........................................1,066        $          625
Pt Komatsu Indonesia (Foreign)...................................................79,000               123,463
Pt Panin Bank (Foreign) Rights *.................................................12,500                 2,056
Pt Panin Bank (Foreign)..........................................................23,000                15,135
                                                                                              ---------------
                                                                                                      141,279          13.3%
                                                                                              ---------------
PHILIPPINES
Alaska Milk Corporation.........................................................360,000                34,804
Alson's Cement Corp..............................................................87,500                13,103
First Philippine Holdings Class B.................................................7,500                10,379
Solid Group Inc.................................................................188,000                30,649
                                                                                              ---------------
                                                                                                       88,935           8.3%
                                                                                              ---------------
MALAYSIA
Island & Peninsular Berhad........................................................5,000                16,042
Technology Resources Industries..................................................20,000                34,381
Westmont Inds Berhad.............................................................29,000                27,798
                                                                                              ---------------
                                                                                                       78,221          7.3%
                                                                                              ---------------
SINGAPORE
Noble Group Ltd *................................................................12,000                 9,360
Singapore Land Warrants *.......................................................320,000                 1,119
Straits Steamship Warrants *......................................................2,750                 2,499
United Overseas Land Ltd.........................................................27,000                36,622
Van Der Horst Ltd................................................................12,000                22,065
                                                                                              ---------------
                                                                                                       71,665          6.7%
                                                                                              ---------------
THAILAND
Crown Seal Co. Ltd (Local).......................................................10,000                 4,819
Crown Seal Ltd (Foreign).........................................................20,000                 9,639
Hua Thai Manufacturing Ltd (Foreign)..............................................5,500                 9,719
                                                                                              ---------------
                                                                                                       24,177           2.3%
                                                                                              ------------------------------
TOTAL  STOCKS AND EQUIVALENTS (Cost $494,079)                                                         404,277          37.9%
                                                                                              ------------------------------

CORPORATE CONVERTIBLE DEBT

THAILAND
Union Asia Finance Public Company ............3.375%        12/22/03       $    175,000                75,688           7.1%
                                                                                              ------------------------------

TOTAL  CORPORATE CONVERTIBLE DEBT (Cost $116,040)                                                      75,688           7.1%
                                                                                              ------------------------------

SHORT-TERM INVESTMENT
     Prudential-Bache  Repurchase Agreement, dated 6/30/97, due 07/01/97, with a maturity value of $566,152 and an effective yield of 5.27%,  collateralized by a  Federal  National  Mortgage  Association  Obligation,  with a rate of
     6.012%, a maturity date of 01/01/34, and a market
     value of $577,393  (at cost)                                          $     566,070              566,070          53.0%
                                                                                               -----------------------------

TOTAL INVESTMENTS  (Cost $1,176,189)**                                                              1,046,035          98.0%

Excess of Other Assets over Liabilities                                                                21,540           2.0%
                                                                                               -----------------------------

NET ASSETS                                                                                      $   1,067,575         100.0%
                                                                                               =============================



              See accompanying notes to the financial statements.

                                                                               4
                      ASIA HOUSE FUNDS - ASEAN GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                          JUNE 30, 1997 -- (CONTINUED)
                                   (UNAUDITED)


--------------------------------------------------------------------------------



     Notes to the Portfolio of Investments:

     *            Non-income producing security.
     **           The  aggregate  identified  cost for  federal  income  tax
                  purposes  is  $1,176,189   resulting  in  gross   unrealized
                  appreciation   and  depreciation  of  $84,549  and  $214,703
                  respectively, and net unrealized depreciation of $130,154.

                        At June 30, 1997, industry sector diversification of the Fund's Portfolio of Investments, excluding short-term investments, was as follows:

                                                        PERCENTAGE OF
                        INDUSTRY SECTOR                    NET ASSETS

                        Heavy Machinery                            11.5%
                        Financial Services                          7.2
                        Real Estate                                 5.0
                        Textiles                                    3.5
                        Food and Beverage                           3.2
                        Commercial Services                         3.2
                        Mining                                      3.0
                        Computers and Information                   2.9
                        Banking                                     1.7
                        Packaging                                   1.4
                        Conglomerates                               1.2
                        Industrial                                  1.2
                                                            ------------
                                                                   45.0%
                                                            ------------


              See accompanying notes to the financial statements.

5





ASIA HOUSE FUNDS
ASEAN GROWTH FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
JUNE 30, 1997 (UNAUDITED)



FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL


                                Contracts to Deliver
                                --------------------
     Expiration                        Local                      Value in            In Exchange                Net Unrealized
        Date                          Currency                       USD                For USD                  (Depreciation)
---------------------     ---------------------------------  -------------------- ---------------------       ---------------------

      8/28/97                 IDR              287,710,500               118,327               115,500                      (2,827)
      8/25/97                 PHP                3,017,250               114,354               112,500                      (1,854)
      7/14/97                 THB                3,917,250               157,300               150,000                      (7,300)

                                                                                                              =====================
Net unrealized depreciation of forward foreign exchange contracts                                                          (11,981)
                                                                                                              =====================




 -------------------------------------------------------------------------------
                             Glossary of Currencies

                             IDR - Indonesia Rupiah
                             PHP - Philippine Peso
                             THB - Thai Baht
                             USD - United States Dollar

 -------------------------------------------------------------------------------



              See accompanying notes to the financial statements.

                                                                               6




ASIA HOUSE FUNDS


STATEMENTS OF ASSETS AND LIABILITIES - JUNE 30, 1997 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    FAR EAST                  ASEAN
                                                                                     GROWTH                   GROWTH
                                                                                      FUND                     FUND
                                                                               -------------------     --------------------
ASSETS:
     Investments, at value (cost $1,066,945 and $610,119,
         respectively) (Note 1)                                                      $ 1,008,073            $   479,965
     Repurchase agreements, at cost and value                                            616,033                566,070
     Cash and foreign currency, at value (cost $219,341 and
         $55,539, respectively) (Note 1)                                                 223,712                 55,059
     Receivable for investment securities sold                                            39,016                   --
     Deferred organization expenses (Note 1)                                               6,536                  6,536
     Prepaid insurance                                                                     5,606                  4,037
     Dividends and interest receivable                                                     4,118                  3,946
                                                                                     -----------            -----------

         Total assets                                                                  1,903,094              1,115,613
                                                                                     -----------            -----------



LIABILITIES:
     Unrealized depreciation of foreign forward
        exchange contracts                                                                15,304                 11,981
     Payable to affiliate-
        Distribution fees (Note 2)                                                         3,320                  2,180
     Payable for Fund shares redeemed                                                      2,954                  2,690
     Accrued expenses and other liabilities                                               33,520                 31,187
                                                                                     -----------            -----------

         Total liabilities                                                                55,098                 48,038
                                                                                     -----------            -----------


NET ASSETS                                                                           $ 1,847,996            $ 1,067,575
                                                                                     ===========            ===========

Net asset value per share based upon respective
     capital stock shares outstanding                                                $      9.52            $      8.28
                                                                                     ===========            ===========

  Net assets consist of:
     Paid-in capital                                                                 $ 1,955,500            $ 1,293,037
     Accumulated undistributed net investment income                                      18,501                  8,807
     Accumulated net realized loss on investments                                        (56,221)               (91,677)
     Net unrealized depreciation on investments
         and foreign currency denominated assets and liabilities                         (69,784)              (142,592)
                                                                                     -----------            -----------

         NET ASSETS                                                                  $ 1,847,996            $ 1,067,575
                                                                                     ===========            ===========

Capital stock shares outstanding                                                         194,092                128,877
                                                                                     ===========            ===========




              See accompanying notes to the financial statements.

7





ASIA HOUSE FUNDS


STATEMENTS OF OPERATIONS - SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                FAR EAST             ASEAN
                                                                                                 GROWTH             GROWTH
                                                                                                  FUND               FUND
                                                                                             ----------------   ----------------
INVESTMENT INCOME:
     Dividends (net of foreign tax expense of $1,596 and $1,255,
            respectively) (Note 1)                                                         $           7,561  $           6,371
     Interest                                                                                         16,705             15,138
                                                                                             ----------------   ----------------
            Total income                                                                              24,266             21,509
                                                                                             ----------------   ----------------

EXPENSES:
     Custodian, administrative and transfer agent fees                                                60,697             60,102
     Management fee (Note 2)                                                                          10,792              7,109
     Auditing fees                                                                                     6,967              6,967
     Insurance                                                                                         4,237              2,673
     Legal fees                                                                                        3,173              1,958
     Distribution fee (Note 2)                                                                         2,248              1,481
     Amortization of organization expenses (Note 1)                                                    2,063              2,063
     Miscellaneous                                                                                     2,974              2,628
                                                                                             ----------------   ----------------
            Total expenses                                                                            93,151             84,981

            Less:  Fees waived and expenses reimbursed
                        by the Adviser (Note 2)                                                      (75,651)           (73,426)
                                                                                             ----------------   ----------------

            Net expenses                                                                              17,500             11,555
                                                                                             ----------------   ----------------

                Net investment income                                                                  6,766              9,954
                                                                                             ----------------   ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN  CURRENCY RELATED
     TRANSACTIONS:

     Net realized gain (loss) on:
            Investments                                                                               26,737            (17,607)
            Foreign currency related transactions                                                     (1,227)              (563)
                                                                                             ----------------   ----------------

                Net realized gain (loss) on investments and foreign currency
                   related transactions                                                               25,510            (18,170)

     Change in net unrealized appreciation (depreciation) on investments
            and foreign currency denominated assets and liabilities                                  (56,927)          (119,065)
                                                                                             ----------------   ----------------

     Net realized and unrealized loss on investments and
            foreign currency related transactions                                                    (31,417)          (137,235)
                                                                                             ----------------   ----------------


NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                                                       $         (24,651) $        (127,281)
                                                                                             ================   ================



              See accompanying notes to the financial statements.

                                                                               8





ASIA HOUSE FUNDS


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                  FAR EAST GROWTH FUND                   ASEAN GROWTH FUND
                                                       ------------------------------------- --------------------------------------


                                                        SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                          JUNE 30, 1997      YEAR ENDED       JUNE 30, 1997     YEAR ENDED
                                                          (UNAUDITED)     DECEMBER 31, 1996    (UNAUDITED)    DECEMBER 31, 1996
                                                       --------------- --------------------  ---------------  -----------------

INCREASE IN NET ASSETS:
Operations:
     Net investment income                               $       6,766  $       22,637     $      9,954     $      22,737
     Net realized gain (loss) on investments
         and foreign currency related transactions              25,510          34,629          (18,170)            7,669
     Net unrealized appreciation (depreciation) on
         investments and foreign currency
         denominated assets and liabilities                    (56,927)        119,717         (119,065)           76,160
                                                           ------------   -------------    -------------    --------------
     Net increase (decrease) in net assets
         resulting from operations                             (24,651)        176,983         (127,281)          106,566
                                                           ------------   -------------    -------------    --------------


Distributions declared to shareholders from:
     Net investment income                                           -         (32,626)               -           (19,617)
                                                           ------------   -------------    -------------    --------------

     Total distributions declared to shareholders                    -         (32,626)               -           (19,617)
                                                           ------------   -------------    -------------    --------------

Fund share transactions:  (Note 4)
     Proceeds from sale of shares                              106,000         249,939          105,000           186,000
     Net asset value of shares issued to shareholders
         in payment of distributions declared                        -          29,302                -            16,314
     Cost of shares repurchased                                (12,613)       (309,927)         (48,328)         (163,321)
                                                           ------------   -------------    -------------    --------------

     Net increase (decrease) in net assets
         resulting from Fund share transactions                 93,387         (30,686)          56,672            38,993
                                                           ------------   -------------    -------------    --------------

     Total increase (decrease) in net assets                    68,736         113,671          (70,609)          125,942

NET ASSETS:
     Beginning of period                                     1,779,260       1,665,589        1,138,184         1,012,242
                                                           ------------   -------------    -------------    --------------

     End of period (including undistributed
         (distributions in excess of) net
         investment income of $18,501, $11,735
         $8,807 and ($1,147), respectively)              $   1,847,996  $    1,779,260   $    1,067,575   $     1,138,184
                                                           ============   =============    =============    ==============




              See accompanying notes to the financial statements.

9






ASIA HOUSE FUNDS
FAR EAST GROWTH FUND

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
------------------------------------------------------------------------------------------------------------------------------------





                                                                 SIX MONTHS ENDED              YEAR ENDED DECEMBER 31,
                                                                   JUNE 30, 1997
                                                                    (UNAUDITED)        1996                1995           1994**
                                                                   --------------   ---------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                               $      9.65      $    8.88           $    9.81       $  10.00
                                                                   ------------     ----------          ----------      ---------

Income (loss) from investment operations:***
       Net investment income (a)                                         0.032          0.134               0.097          0.014
       Net realized and unrealized gain (loss) on investments
          and foreign currency related transactions                     (0.162)         0.822              (0.734)         0.074
                                                                   ------------     ----------          ----------      ---------

       Total from investment operations                                 (0.130)         0.956              (0.637)         0.088
                                                                   ------------     ----------          ----------      ---------

Less distributions declared to shareholders:
       From net investment income                                       -              (0.186)             (0.001)        (0.013)
       From net realized gain on investments and foreign
          currency related transactions                                 -              -                   -              (0.265)
       In excess of net realized gain on investments and
          foreign currency related transactions                         -              -                  (0.292)         -
                                                                   ------------     ----------          ----------      ---------

       Total distributions declared to shareholders                     -              (0.186)             (0.293)        (0.278)
                                                                   ------------     ----------          ----------      ---------

NET ASSET VALUE, END OF PERIOD                                     $      9.52      $    9.65           $    8.88       $   9.81
                                                                   ============     ==========          ==========      =========

TOTAL RETURN (B)                                                        (1.35%)         10.84%              (6.47%)         0.90%

RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period (000's)                           $     1,848      $   1,779           $   1,666       $    1,987
       Net expenses to average
          daily net assets (a)                                            1.95%*         2.29%               2.35%          2.35%*
       Net investment income to average
          daily net assets (a)                                             0.75%*        1.33%               1.01%          0.19%*
       Portfolio turnover rate                                               63%          130%                107%            52%
       Average commission rate (c)                                 $     0.0087     $  0.0028                 N/A             N/A

(a) The investment adviser waived its management fee and reimbursed the Funds for certain other expenses for the periods indicated. Without the waiver and reimbursement of expenses, the net investment income per share and ratios would have been:

          Net investment loss                                      $     (0.419)    $  (0.639)          $  (0.660)       $ (0.558)

          Net expenses to average
              daily net assets                                            10.36%*       10.67%              10.24%         10.11%*

          Net investment loss
              to average daily net assets                                 (7.66%)*      (7.05%)             (6.88%)       (7.57%)*

(b)       The total returns would have been lower had certain expenses not been waived during the period shown.  Amount is not annualized.

(c)       The average commission rate will vary depending on the markets in which trades are executed.

*         Annualized.

**        For the period from January 25, 1994 (commencement of operations) to December 31, 1994.

***       Per share  amounts  for the year  ended  December  31,  1994 have been
          calculated   using  the  monthly   average  share  method  which  more
          approximately  presents  the per share data for the period,  since the use of the  undistributed  method  does not accord with the results of operations.



              See accompanying notes to the financial statements.

                                                                              10





ASIA HOUSE FUNDS
ASEAN GROWTH FUND

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
------------------------------------------------------------------------------------------------------------------------------------





                                                                  SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                                   JUNE 30, 1997
                                                                    (UNAUDITED)            1996              1995        1994**
                                                                   --------------       -----------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $       9.22       $       8.47       $   9.11      $  10.00
                                                                    ------------       -------------      ---------     ---------

Income (loss) from investment operations:***
       Net investment income (a)                                           0.078              0.187          0.091         0.078
       Net realized and unrealized gain (loss) on investments
          and foreign currency related transactions                       (1.018)             0.725         (0.588)       (0.808)
                                                                    ------------       -------------      ---------     ---------

       Total from investment operations                                   (0.940)             0.912         (0.497)       (0.730)
                                                                    ------------       -------------      ---------     ---------

Less distributions declared to shareholders:
       From net investment income                                        -                   (0.162)        (0.091)       (0.076)
       In excess of net investment income                                -                   -              (0.052)        -
       From net realized gain on investments and foreign
          currency related transactions                                  -                   -              -             (0.065)
       In excess of net realized gain on investments and
          foreign currency related transactions                          -                   -              -             (0.019)
                                                                    ------------       -------------      ---------     ---------

       Total distributions declared to shareholders                      -                   (0.162)        (0.143)       (0.160)
                                                                    ------------       -------------      ---------     ---------

NET ASSET VALUE, END OF PERIOD                                      $      8.28        $       9.22       $   8.47      $   9.11
                                                                    ============       =============      =========     =========

TOTAL RETURN (B)                                                         (10.20%)             10.77%         (5.42%)       (7.29%)

RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period (000's)                            $      1,068       $       1,138      $   1,012     $   1,114
       Net expenses to average
          daily net assets (a)                                              1.95%*              2.29%          2.35%         2.35%*
       Net investment income to average
          daily net assets (a)                                              1.68%*              2.22%          1.04%         0.97%*
       Portfolio turnover rate                                                32%                126%            81%           59%
       Average commission rate (c)                                  $      0.0046      $       0.0065         N/A            N/A

(a) The investment adviser waived its management fee and reimbursed the Funds for certain other expenses for the periods indicated. Without the waiver and reimbursement of expenses, the net investment income per share and ratios would have been:

          Net investment loss                                       $      (0.483)    $       (1.004)    $   (1.138)   $  (0.902)

          Net expenses to average
              daily net assets                                             14.35%*             16.65%         16.39%       14.54%*

          Net investment loss
              to average daily net assets                                (10.71%)*           (12.14%)       (13.00%)     (11.22%)*

(b)       The total returns would have been lower had certain expenses not been waived during the period shown.  Amount is not annualized.

(c)       The average commission rate will vary depending on the markets in which trades are executed.

*         Annualized.

**        For the period from January 25, 1994 (commencement of operations) to December 31, 1994.

***       Per share  amounts  for the year  ended  December  31,  1994 have been
          calculated   using  the  monthly   average  share  method  which  more
          approximately  presents  the per share data for the period,  since the use of the  undistributed  method  does not accord with the results of operations.





              See accompanying notes to the financial statements.

11






ASIA HOUSE FUNDS


NOTES TO FINANCIAL STATEMENTS  (UNAUDITED)
------------------------------------------------------------------------------
1.  SIGNIFICANT ACCOUNTING POLICIES
     Asia House Funds (the "Trust") is a Delaware Business Trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust currently consists of two diversified portfolios, the Far East Growth Fund and the ASEAN Growth Fund, (individually "a Fund" and collectively "the Funds"), which commenced operations on January 25, 1994. The Declaration of Trust permits the Trustees to create an unlimited number of funds, each of which issues a separate series of shares. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     PORTFOLIO VALUATION
     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Equity securities identified as "foreign shares" may be valued at the value assigned to "local shares" of the same companies on days where there are no valuations available for the foreign shares. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed best to reflect fair value by the Board of Trustees or by persons delegated by the Board. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations maturing in sixty days or less are valued at amortized cost as calculated in the base currency and translated into United States (U.S.) dollars at the current exchange rate. Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the Trust as authorized by the Board of Trustees.

     FOREIGN CURRENCY TRANSLATION The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of

                                                                              12




ASIA HOUSE FUNDS


NOTES TO FINANCIAL STATEMENTS  (UNAUDITED) - CONTINUED
------------------------------------------------------------------------------

     foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.


     FORWARD CURRENCY CONTRACTS
     The Funds may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward currency contract is extinguished, through delivery or offset by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

     REPURCHASE AGREEMENTS
     The Funds may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The collateral is marked to market daily to ensure that the market value including accrued interest of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited. The Funds will enter into repurchase agreements only with dealers or banks determined by the Adviser to present minimal credit risks pursuant to procedures established by the Board of Trustees to evaluate creditworthiness.

     TAXES
     The Funds' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.


13



ASIA HOUSE FUNDS


NOTES TO FINANCIAL STATEMENTS  (UNAUDITED) - CONTINUED
------------------------------------------------------------------------------

     DISTRIBUTIONS TO SHAREHOLDERS
     The Funds intend to declare distributions from net investment income and net realized short-term and long-term capital gains, if any, annually. All distributions will be paid in shares of the Funds, at net asset value, unless the shareholder elects to receive cash distributions.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, excise tax regulations and utilization of capital loss carryovers. Permanent differences relating to shareholder distributions will result in reclassifications to paid-in capital.

     INVESTMENT TRANSACTIONS AND INCOME
     Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net realized gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

     DEFERRED ORGANIZATION EXPENSES
     Costs incurred by the Funds in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period beginning on the date of the commencement of operations. In the event that any of the initial shares of the Funds are redeemed during such amortization period, the Funds will be reimbursed for any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of redemption.

     USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting policies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.



                                                                              14


ASIA HOUSE FUNDS


NOTES TO FINANCIAL STATEMENTS  (UNAUDITED) - CONTINUED
------------------------------------------------------------------------------

     INVESTMENT RISK
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and U.S. securities markets.

     INTERIM FINANCIAL INFORMATION
     The interim financial statements relating to June 30, 1997 have not been audited by independent certified public accountants, but in the opinion of the Funds' management, reflect all normally recurring adjustments necessary for the fair presentation of the financial statements.

2.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
     The Funds pay Asia House Investments Inc., the Funds' adviser (the "Adviser"), for management and investment advisory services at an annual rate of 1.20% of average daily net assets. The Adviser has currently agreed to waive its fee and additionally reimburse each Fund to the extent that each Fund's annual expenses (including management fee but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs) exceed 1.95% of average daily net assets.

     The Trustees have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, which provides that the Funds will pay the Adviser a monthly distribution fee at the annual rate of up to 0.25% of the Funds' average daily net assets in reimbursement for costs incurred in servicing shareholder accounts, marketing and distribution.

     Certain officers and trustees of the Funds are also officers or trustees of the Adviser. No officer or trustee of the Adviser receives any compensation from the Funds for serving as Trustee or officer of the Funds.

3.   PURCHASES AND SALES OF SECURITIES
     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 1997 were as follows:

                                         Purchases                Sales
                                       ---------------        ---------------
       Far East Growth Fund               $763,516               $1,081,352
       ASEAN Growth Fund                  $240,364               $  407,612



15


ASIA HOUSE FUNDS


NOTES TO FINANCIAL STATEMENTS  (UNAUDITED) - CONTINUED
------------------------------------------------------------------------------

4.  SHARE TRANSACTIONS
     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds' shares were as follows:



                                                         Far East Growth Fund                     ASEAN Growth Fund
                                                 -------------------------------------- --------------------------------------

                                                    Six Months                             Six Months
                                                       Ended            Year Ended            Ended            Year Ended
                                                   June 30, 1997     December 31, 1996    June 30, 1997     December 31, 1996
                                                    (Unaudited)                            (Unaudited)
                                                 ------------------  ------------------ ------------------  ------------------
      Shares sold                                     11,044              26,390             11,104              20,322
      Shares issued to shareholders in
      reinvestment of distributions                     ---                3,154               ---                1,773
      Shares repurchased                              (1,347)            (32,731)            (5,617)            (18,270)
                                                 ------------------  ------------------ ------------------  ------------------
      Net increase (decrease)                          9,697              (3,187)             5,487               3,825
      Fund shares:
        Beginning of period                           184,395             187,582            123,390             119,565
                                                 ------------------  ------------------ ------------------  ------------------
        End of period                                 194,092             184,395            128,877             123,390
                                                 ==================  ================== ==================  ==================


       Percentage of shares held by Asia
       House Investments Inc. and
       interested directors of the Fund
       (or affiliates thereof) at the end of          32.60%             34.24%            43.13%               47.42%
       the period

                                                  ===============   ==================  ==============   =====================


        Percentage of shares held by other
        individuals in excess of 10% of
        outstanding shares at the end of
        the period                                     19.67%             20.70%            16.35%               17.07%

                                                  ===============   ==================  ==============   =====================

